EXHIBIT 10.14

Execution Version

RISK RETENTION SUPPLEMENT

among

FORD MOTOR CREDIT COMPANY LLC,
as Sponsor, Administrator and Servicer

FORD CREDIT FLOORPLAN CORPORATION,
as Depositor and holder of the Depositor Interest

and

FORD CREDIT FLOORPLAN MASTER OWNER TRUST A,
as Issuer

Dated as of May 1, 2017

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RISK RETENTION SUPPLEMENT, dated as of May 1, 2017 (this “Supplement”), among FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Sponsor, Administrator and Servicer, FORD CREDIT FLOORPLAN CORPORATION, a Delaware corporation, as Depositor and holder of the Depositor Interest, and FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware statutory trust, as Issuer.

BACKGROUND

The Depositor, the Servicer and the Issuer are parties to the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010 (the “Sale and Servicing Agreement”).

In connection with securitization transactions sponsored by Ford Credit, the parties have determined to supplement the Sale and Servicing Agreement to include risk retention terms.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.           Usage and Definitions.  Capitalized terms used but not defined in this Supplement are defined in Appendix A to the Sale and Servicing Agreement.  Appendix A also contains usage rules that apply to this Supplement.  Appendix A is incorporated by reference in this Supplement.

ARTICLE II
SUPPLEMENTAL TERMS

Section 2.1.           Definitions.  Appendix A to the Sale and Servicing Agreement is supplemented by adding the following definitions alphabetically:

“AIFM Regulation” means the Alternative Investment Fund Managers Regulation ((EU) No. 231/2013).

“AIFMD” means the Alternative Investment Fund Managers Directive (2011/61/EU).

“CRR” means the Capital Requirements Regulation ((EU) No. 575/2013), as supplemented by the Commission Delegated Regulation (EU) No. 625/2014.

“EEA-Eligible Series” means each Series of Notes for which Ford Credit retains a material net economic interest that meets the requirements of the EEA Risk Retention Rules and is designated as an “EEA-Eligible Series” in the related Indenture Supplement.

“EEA Risk Retention Rules” means, for an EEA-Eligible Series, collectively (a) Articles 404-410 of the CRR, (b) Article 17 of the AIFMD, (c) Articles 50-56 of the AIFM Regulation, (d) Article 135(2) of the Solvency II Directive, (e) Articles 254-257 of the Solvency II Regulation and (f) any related guidelines and regulatory technical standards or implementing technical standards published from time to time by the European

Banking Authority (or any predecessor agency or authority) and, if applicable, adopted by the European Commission, in each case, to the extent these rules, regulations, guidelines and standards remain in effect as of the Series Issuance Date for the EEA-Eligible Series.

“Regulation RR” means Regulation RR under the Securities Exchange Act of 1934.

“Solvency II Directive” means the Solvency II Directive 2009/138/EC.

“Solvency II Regulation” means the Commission Delegated Regulation (EU) No. 2015/35.

Section 2.2.           Risk Retention Agreements.  The following terms are added to the Sale and Servicing Agreement as Section 2.13:

“Section 2.13.  Risk Retention.

(a)           Regulation RR Risk Retention.  To the extent required by Regulation RR, Ford Credit, as Sponsor, and the Depositor agree that (i) Ford Credit will cause the Depositor to, and the Depositor will, retain the Depositor Interest, (ii) Ford Credit will not permit the Depositor to, and the Depositor will not, sell, transfer, finance or hedge the Depositor Interest except as permitted by Regulation RR and (iii) Ford Credit and the Depositor will confirm on each Determination Date that the Depositor Interest is not less than 5% of the aggregate Note Balance of each Outstanding Series of Notes according to Regulation RR.

(b)           EEA Risk Retention.  While any EEA-Eligible Series is outstanding, to the extent required by the EEA Risk Retention Rules, Ford Credit will retain, as “originator” (as that term is used in the EEA Risk Retention Rules), on a consolidated basis through its 100% ownership interests in the Depositors, a material net economic interest in the Receivables of not less than 5% of the aggregate nominal value of the Receivables.  The method of retention will be in the form of an originator’s interest (as described in Article 405(1)(b) of the CRR, Article 51(1)(b) of the AIFM Regulation and Article 254(2)(b) of the Solvency II Regulation), which form will not change and which retention will not be subject to any credit risk mitigation, any short position or any other hedge and will not be sold, except to as permitted by the EEA Risk Retention Rules.

Section 2.3.           Risk Retention Reporting(a)              .  The existing paragraph in Section 3.4 of the Sale and Servicing Agreement is designated as subsection (a), and the following terms are added as subsections (b) and (c):

“(b)         Regulation RR Risk Retention Reporting.  To the extent required by Regulation RR, the Servicer will include the disclosure required by Rule 5(k)(1)(ii) of Regulation RR in the first Monthly Investor Report following each Series Issuance Date.

(c)           EEA Risk Retention Reporting.  While any EEA-Eligible Series is outstanding, and for so long as Ford Credit is the Servicer, the Sponsor will provide (or if Ford Credit is no longer Servicer, will instruct the Servicer to provide) certification of the Sponsor’s ongoing compliance with the EEA Risk Retention Rules (i) in each Monthly Investor

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Report, (ii) promptly after any Event of Default for the Series and (iii) if there is any material change in the performance of the Receivables or the Notes of the Series, in each case, substantially to the effect of:

“EEA Credit Risk Retention:

As of the issue date of this report, Ford Motor Credit Company LLC discloses that it continues to retain, as “originator” (as that term is used in the EEA Risk Retention Rules), on a consolidated basis through its 100% ownership interests in the Depositors, a material net economic interest in the Receivables of not less than 5% of the aggregate nominal value of the Receivables.  The method of retention is in the form of an originator’s interest (as described in Article 405(1)(b) of the CRR, Article 51(1)(b) of the AIFM Regulation and Article 254(2)(b) of the Solvency II Regulation), which form has not changed and will not change and which retention will not be subject to any credit risk mitigation, any short position or any other hedge and will not be sold, except as permitted by the EEA Risk Retention Rules.”

If there is a breach of the Sponsor’s retention requirements under the EEA Risk Retention Rules or Section 2.13(b), for so long as Ford Credit is the Servicer, Ford Credit will provide (or if Ford Credit is no longer the Servicer, will instruct the Servicer to provide), reasonable detail about such breach in each Monthly Investor Report.”

ARTICLE III
MISCELLANEOUS

Section 3.1.           Ratification of Agreement.  The Sale and Servicing Agreement, as supplemented by this Supplement, is ratified and confirmed.

Section 3.2.           GOVERNING LAW.  THIS SUPPLEMENT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.

Section 3.3.           Counterparts.  This Supplement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

Section 3.4.           Issuer Order. Pursuant to Section 5.6 of the Trust Agreement, the Administrator, by its execution hereof, hereby authorizes and orders the Owner Trustee to execute this Supplement.

[Remainder of Page Left Blank]

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EXECUTED BY:

FORD MOTOR CREDIT COMPANY LLC,
as Sponsor, Administrator and Servicer

	By:	/s/ David A. Webb
		Name:	David A. Webb
		Title:	Assistant Treasurer

FORD CREDIT FLOORPLAN CORPORATION,
as Depositor and holder of the Depositor Interest

	By:	/s/ David A. Webb
		Name:	David A. Webb
		Title:	President and Assistant Treasurer

FORD CREDIT FLOORPLAN MASTER OWNER
TRUST A, as Issuer

	By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

	By:	/s/ Melissa A. Rosal
		Name:	Melissa A. Rosal
		Title:	Vice President

[Signature Page to Risk Retention Supplement (FCF Corp)]